EXHIBIT 24

FSI INTERNATIONAL, INC.

Power of Attorney
of Director or Officer

     The undersigned director and/or officer of FSI INTERNATIONAL INC. (the “Corporation”), a Minnesota corporation, hereby makes, constitutes, and appoints DONALD S. MITCHELL and PATRICIA M. HOLLISTER, and each one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution or resubstitution for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director and/or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 and all amendments (including post-effective amendments) thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1993, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set the undersigned’s hand this 1st day of March, 2004.

/s/ Donald S. Mitchell

Donald S. Mitchell

FSI INTERNATIONAL, INC.

Power of Attorney
of Director or Officer

     The undersigned director and/or officer of FSI INTERNATIONAL INC. (the “Corporation”), a Minnesota corporation, hereby makes, constitutes, and appoints DONALD S. MITCHELL and PATRICIA M. HOLLISTER, and each one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director and/or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 and all amendments (including post-effective amendments) thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set the undersigned’s hand this 1st day of March 2004.

/s/ James A. Bernards

James A. Bernards

FSI INTERNATIONAL, INC.

Power of Attorney
of Director or Officer

     The undersigned director and/or officer of FSI INTERNATIONAL INC. (the “Corporation”), a Minnesota corporation, hereby makes, constitutes, and appoints DONALD S. MITCHELL and PATRICIA M. HOLLISTER, and each one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director and/or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 and all amendments (including post-effective amendments) thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set the undersigned’s hand this 27th day of February 2004.

/s/ Terrence W. Glarner

Terrence W. Glarner

FSI INTERNATIONAL, INC.

Power of Attorney
of Director or Officer

     The undersigned director and/or officer of FSI INTERNATIONAL INC. (the “Corporation”), a Minnesota corporation, hereby makes, constitutes, and appoints DONALD S. MITCHELL and PATRICIA M. HOLLISTER, and each one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director and/or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 and all amendments (including post-effective amendments) thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set the undersigned’s hand this 8th day of March 2004.

/s/ Willem D. Maris

Willem D. Maris

FSI INTERNATIONAL, INC.

Power of Attorney
of Director or Officer

     The undersigned director and/or officer of FSI INTERNATIONAL INC. (the “Corporation”), a Minnesota corporation, hereby makes, constitutes, and appoints DONALD S. MITCHELL and PATRICIA M. HOLLISTER, and each one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director and/or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 and all amendments (including post-effective amendments) thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set the undersigned’s hand this 1st day of March 2004.

/s/ Krishnamurthy Rajagopal

Krishnamurthy Rajagopal

FSI INTERNATIONAL, INC.

Power of Attorney
of Director or Officer

     The undersigned director and/or officer of FSI INTERNATIONAL INC. (the “Corporation”), a Minnesota corporation, hereby makes, constitutes, and appoints DONALD S. MITCHELL and PATRICIA M. HOLLISTER, and each one of them, the undersigned’s true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director and/or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 and all amendments (including post-effective amendments) thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under its 1997 Omnibus Stock Plan and Employees Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto and other supporting documents, with the Commission, granting unto the attorneys-in-fact, and each of them full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set the undersigned’s hand this 4th day of March 2004.

/s/ Charles R. Wofford

Charles R. Wofford